EXHIBIT 99.1
SIGNATURES OF REPORTING PERSONS
After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

September 9, 2025

WP CLIPPER GG 14 L.P.

	By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WP CLIPPER FS II L.P.

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (CALLISTO) GLOBAL GROWTH 14 (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (EUROPA) GLOBAL GROWTH 14 (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH 14-B (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH 14-E (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH 14 PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WP GLOBAL GROWTH 14 PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR II (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Financial Sector II GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR II-E (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Financial Sector II GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR PARTNERS II (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Financial Sector II GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH 14 GP, L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH 14 GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR II GP, L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR II GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS LLC

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Managing Director and General Counsel